Exhibit 10.1

EXECUTION COPY

AMENDMENT NO. 1 TO THE

364- DAY CREDIT AGREEMENT

This AMENDMENT NO. 1 TO THE 364- DAY CREDIT AGREEMENT, dated as of April 23, 2020, is entered into by and among STANLEY BLACK & DECKER, INC., a Connecticut corporation (the “Borrower”), the Lenders (as such term is defined below) executing this Amendment on the signature pages hereto (the “Executing Lenders”) and Citibank, N.A., as agent (the “Agent”) for the Lenders.

PRELIMINARY STATEMENTS:

(1)    The Borrower, the banks, financial institutions and other institutional lenders parties to the Credit Agreement referred to below (collectively, the “Lenders”) and the Agent have entered into a 364-Day Credit Agreement dated as of September 11, 2019 (such Credit Agreement, as so amended, the “Credit Agreement”). Capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Credit Agreement.

(2)    The Borrower and the Required Lenders have agreed to further amend the Credit Agreement as hereinafter set forth.

SECTION 1.    Amendments to Credit Agreement. The Credit Agreement is, effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 2, hereby amended as follows:

(a)    The second sentence of the definition of “EBITDA” in Section 1.01 is amended by deleting the word “and” immediately preceding “(3)” and replacing it with “,” and inserting the following language immediately prior the period in such sentence:

“and (4) in calculating EBITDA for any period that includes one or more Adjustment Periods, EBITDA shall be increased by an amount equal to the Applicable Adjustment Addbacks for any such Adjustment Periods”

(c)    Section 1.01 is further amended by adding the following definitions in the appropriate alphabetical order:

“Adjustment Period” means each fiscal quarter of the Company from and including the second fiscal quarter of fiscal year 2020 through and including the second fiscal quarter of fiscal year 2021.

“Applicable Adjustment Addbacks” means the following: (i) restructuring charges, (ii) charges for facility closures, (iii) acquisition and integration charges related to mergers and acquisitions, including those associated with the Consolidated Aerospace Manufacturing, LLC transaction, (iv) charges associated with the Company’s voluntary retirement program, (v) charges associated with the Company’s supplemental unemployment plan, (vi) charges associated with the Company’s security business transformation and (vii) charges associated with the Company’s margin resiliency program; provided that the sum of the Applicable Adjustment Addbacks for any Adjustment Periods will not exceed $500,000,000 in the aggregate.

Stanley Black & Decker Am to 364-Day Credit Agreement

(d)    Section 5.01(f) is amended in full to read as follows:

Interest Coverage Ratio. The Company shall maintain, for each period of four consecutive fiscal quarters of the Company an Interest Coverage Ratio of not less than 3.50 to 1.00, provided that the Company shall only be required to maintain an Interest Coverage Ratio of not less than 2.50 to 1.00 from the Company’s second fiscal quarter of fiscal year 2020 through the end of the Company’s fiscal year 2021.

SECTION 2.    Conditions of Effectiveness. This Amendment shall become effective as of the date hereof, as of which the Administrative Agent shall confirm to the Company that it has received the following in form and substance satisfactory to the Administrative Agent:

(a)    Executed Counterparts. Counterparts of this Amendment executed by the Company and the Lenders party to the Credit Agreement constituting the Required Lenders;

(b)    Amendment Fee. Payment by the Company to each of the Executing Lenders a one-time amendment fee in an amount equal to five (5) basis points of each such Executing Lender’s Commitment; and

(c)    Fees and Expenses. Payment by the Company in full of the costs, expenses, and fees as set forth in Section 8.04(a) of the Credit Agreement.

SECTION 3.    Representations and Warranties The Company represents and warrants to the Lenders and the Administrative Agent, as to itself and each of its Subsidiaries, that (a) the representations and warranties set forth in Article IV of the Credit Agreement and in each of the other Loan Documents that have been entered into by the Company or any of the Designated Borrowers are true and correct in all material respects on the date hereof as if made on and as of the date hereof (or, if any such representation or warranty is expressly stated to have been made as of a specific date, such representation and warranty shall be true and correct in all material respects as of such specific date) and as if each reference in said Article IV to “this Agreement” included reference to this Amendment and (b) no Default or Event of Default has occurred and is continuing.

SECTION 4.    Reference to and Effect on the Loan Documents. (a) On and after the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof’ or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof’ or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment.

(b)    The Credit Agreement, the Notes and each of the other Loan Documents, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

Stanley Black & Decker Am to 364-Day Credit Agreement

(c)    The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

(d)    This Amendment constitutes a Loan Document.

SECTION 5.    Costs and Expenses The Borrower agrees to pay on demand all costs and expenses of the Agent in connection with the preparation, execution, delivery, administration, modification and amendment of this Amendment and the other instruments and documents to be delivered hereunder (including, without limitation, the reasonable fees and expenses of counsel for the Agent) in accordance with the terms of Section 8.04 of the Credit Agreement.

SECTION 6.    Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier or other electronic communication shall be effective as delivery of a manually executed counterpart of this Amendment. The words “execution,” “signed,” “signature” and words of like import in this Amendment shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided, further, that, without limiting the foregoing, upon the request of any party hereto, any electronic signature shall be promptly followed by such manually executed counterpart.

SECTION 7.    Applicable Law, Jury Waiver and Jurisdiction. The provisions set forth in Sections 8.11 (Governing Law; Waiver of Jury Trial) and 8.13 (Submission to Jurisdiction; Etc.) of the Credit Agreement shall apply to this Amendment and are hereby incorporated by reference, mutatis mutandis, with the same force and effect as if fully set forth in this Amendment (and as if each reference to “this Agreement” were a reference to this Amendment).

Stanley Black & Decker Am to 364-Day Credit Agreement

EXECUTION COPY

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

STANLEY BLACK & DECKER, INC.

By:	/s/ Robert T. Paternostro
Name:	Robert T. Paternostro
Title:	Vice President, Treasury

CITIBANK, N.A.,
as Administrative Agent and as Lender

By:	/s/ Carolyn Kee
Name:	Carolyn Kee
Title:	Vice President

BANK OF AMERICA, N.A

By:	/s/ Michael Contreras
Name:	Michael Contreras
Title:	Director

JPMORGAN CHASE BANK, N.A

By:	/s/ Peter S. Predun
Name:	Peter S. Predun
Title:	Executive Director

WELLS FARGO BANK, NATIONAL ASSOCIATION

By:	/s/ Kay Reedy
Name:	Kay Reedy
Title:	Managing Director

Stanley Black & Decker Am to 364-Day Credit Agreement

BARCLAYS BANK PLC

By:	/s/ Craig Malloy
Name:	Craig Malloy
Title:	Director

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH

By:	/s/ Whitney Gaston
Name:	Whitney Gaston
Title:	Authorized Signatory

By:	/s/ Komal Shah
Name:	Komal Shah
Title:	Authorized Signatory

DEUTSCHE BANK AG NEW YORK BRANCH

By:	/s/ Ming K. Chu
Name:	Ming K. Chu
Title:	Director

By:	/s/ Annie Chung
Name:	Annie Chung
Title:	Director

GOLDMAN SACHS BANK USA

By:	/s/ Jamie Minieri
Name:	Jamie Minieri
Title:	Authorized Signatory

Stanley Black & Decker Am to 364-Day Credit Agreement

MORGAN STANLEY BANK, N.A.

By:	/s/ Jack Kuhns
Name:	Jack Kuhns
Title:	Authorized Signatory

MUFG BANK, LTD.

By:	/s/ Henry Schwarz
Name:	Henry Schwarz
Title:	Authorized Signatory

ROYAL BANK OF CANADA

By:	/s/ Benjamin Lennon
Name:	Benjamin Lennon
Title:	Authorized Signatory

BNP PARIBAS

By:	/s/ Mike Shryock
Name:	Mike Shryock
Title:	Managing Director

By:	/s/ Michael Hoffman
Name:	Michael Hoffman
Title:	Director

HSBC BANK USA, NATIONAL ASSOCIATION

By:	/s/ Shaun R. Kleinman
Name:	Shaun R. Kleinman
Title:	Senior Vice President

Stanley Black & Decker Am to 364-Day Credit Agreement

SKANDINAVISKA ENSKILDA BANKEN AB (PUBL)

By:	/s/ Duncan Nash
Name:	Duncan Nash
Title:	Authorised Signatory

By:	/s/ Simon Hickman
Name:	Simon Hickman
Title:	Authorised Signatory

THE BANK OF NEW YORK MELLON

By:	/s/ Thomas J. Tarasovich, Jr.
Name:	Thomas J. Tarasovich, Jr.
Title:	Vice President

U.S. BANK NATIONAL ASSOCIATION

By:	/s/ Kenneth R. Fieler
Name:	Kenneth R. Fieler
Title:	Vice President

BANK OF CHINA, NEW YORK BRANCH

By:	/s/ Raymond Qiao
Name:	Raymond Qiao
Title:	Executive Vice President

Stanley Black & Decker Am to 364-Day Credit Agreement

COMMERZBANK AG, NEW YORK BRANCH

By:	/s/ Thomas Devitt
Name:	Thomas Devitt
Title:	Director

By:	/s/ Caio Kac
Name:	Caio Kac
Title:	Director

ING BANK N.V., DUBLIN BRANCH

By:	/s/ Sean Hassett
Name:	Sean Hassett
Title:	Director

By:	/s/ Cormac Langford
Name:	Cormac Langford
Title:	Director

TRUIST BANK, successor by merger to SUNTRUST BANK

By:	/s/ Matthew J. Davis
Name:	Matthew J. Davis
Title:	Senior Vice President

THE BANK OF NOVA SCOTIA

By:	/s/ Kevin McCarthy
Name:	Kevin McCarthy
Title:	Director

Stanley Black & Decker Am to 364-Day Credit Agreement